                             SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 10, 2002
                                                          -------------

                                ELCOR CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           DELAWARE                      1-5341                  75-1217920
-------------------------------   ----------------------     -------------------
(State or other jurisdiction of   Commission File Number     (I.R.S. Employer
incorporation or organization)                               Identification No.)

           14643 DALLAS PARKWAY
SUITE 1000, WELLINGTON CENTRE, DALLAS, TEXAS                     75254-8890
--------------------------------------------                     ----------
  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (972)851-0500
                                                   -------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

On June 11, 2002, the company issued a press release regarding the issuance of $60,000,000 of its 7-year, 6.99% Senior Unsecured Notes due June 15, 2009, and $60,000,000 of its 10-year, 7.49% Senior Unsecured Notes due June 15, 2012, through a private placement transaction with a group of institutional investors.

Attached as Exhibit 4.14 and incorporated by reference is the Note Purchase Agreement dated as of June 1, 2002.

Item 7. Exhibits

4.14 Note Purchase Agreement dated as of June 1, 2002 for the sale of $120,000,000 Aggregate Principal Amount of Senior Notes.

99.1     Press release dated June 11, 2002 of Elcor Corporation.

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                                   SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ELCOR CORPORATION

DATE: June 12, 2002                    /s/ Harold R. Beattie, Jr.
      -------------                    --------------------------------------
                                       Harold R. Beattie, Jr.
                                       Senior Vice President, Chief Financial
                                       Officer and Treasurer

                                       /s/ Leonard R. Harral
                                       --------------------------------------
                                       Leonard R. Harral
                                       Vice President and Chief
                                       Accounting Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

4.14 Note Purchase Agreement dated as of June 1, 2002 for the sale of $120,000,000 Aggregate Principal Amount of Senior Notes.

99.1        Press release dated June 11, 2002 of Elcor Corporation